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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2005

REDDY ICE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-110442-04 (Commission File Number)	56-2381368 (I.R.S. Employer Identification No.)
8750 North Central Expressway, Suite 1800 Dallas, Texas 75231 (Address of principal executive offices)
Registrant's telephone number, including area code: (214) 526-6740
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

        On February 11, 2005, Reddy Ice Holdings, Inc. ("Reddy Ice") announced that it has filed a registration statement with the Securities and Exchange Commission for a proposed initial public offering of its common stock. On February 11, 2005, Reddy Ice issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(a)
Not applicable.

(b)
Not applicable.

(c)
Exhibits.

  See Index to Exhibits on Page 3.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2005
REDDY ICE HOLDINGS, INC.
(Registrant)
	By:	/s/ Steven J. Janusek
		Name:	Steven J. Janusek
		Title:	Chief Financial and Accounting Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1†	Press Release dated February 11, 2005.

†
Filed herewith.

3

QuickLinks

  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
INDEX TO EXHIBITS